Exhibit 10.1

EXECUTION VERSION

AGREEMENT dated as of June 11, 2021 (this “Agreement”), amending the SECOND AMENDMENT dated as of April 28, 2020 (the “Existing Second Amendment”, and as amended or otherwise modified by this Agreement, the “Second Amendment”) to the CREDIT AGREEMENT dated as of April 6, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Existing Second Amendment, as applicable), among AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation (the “Borrower”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., a Delaware corporation (the “Parent”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower has requested that Section 3(i) of the Existing Second Amendment be amended as set forth herein; and

WHEREAS, the Lenders party hereto, constituting the requisite Lenders necessary to approve this Agreement, are willing to consent to such amendment to the Existing Second Amendment on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Rules of Interpretation. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendment to the Existing Second Amendment. Section 3(i) of the Existing Second Amendment is hereby amended and restated in its entirety to read as follows:

“neither the Parent nor the Borrower shall, or shall permit any Restricted Subsidiary to, make or agree to pay or make, directly or indirectly, any voluntary payment or other distribution (whether in cash, securities or other property) of or in respect of any of the Borrower’s senior unsecured notes other than the Existing Senior Notes described in clause (c) of the definition thereof set forth in the Existing Credit Agreement (the “Senior Unsecured Notes”), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the repayment, repurchase, redemption, retirement, acquisition, cancellation or termination of any of the Senior Unsecured Notes, except (i) any refinancing of Senior Unsecured Notes with Permitted Refinancing Indebtedness, (ii) regularly scheduled payments of principal or interest in respect thereof and (iii) payments or redemptions of the New Senior Notes described in clause (a) of the definition thereof set forth in the Existing Credit Agreement (including for the avoidance of doubt payments of any premium, interest or other costs payable in connection with payments or redemptions of such New Senior Notes).”

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SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Agreement and the transactions contemplated hereby are within the corporate powers of each of the Borrower and the Parent and have been duly authorized by all necessary corporate and, if required, stockholder action.

(b) This Agreement has been duly executed and delivered by each of the Borrower and the Parent and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4. Effectiveness. This Agreement shall become effective as of the date first above written (the “Agreement Effective Date”) when:

(a) the Administrative Agent shall have received counterparts of this Agreement, duly executed and delivered on behalf of (i) the Borrower, (ii) the Parent and (iii) the requisite Lenders necessary to approve this Agreement, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Agreement;

(b) each of the representations and warranties set forth in Section 3 hereof shall be true and correct as of the Agreement Effective Date;

(c) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Agreement Effective Date, except to the extent any such representation and warranty expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date;

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(d) At the time of and immediately after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing;

(e) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower confirming compliance with the conditions set forth in paragraphs (b), (c) and (d) of this Section 4; and

(f) the Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by the Borrower under or in connection with this Agreement, including those expenses set forth in Section 9 hereof, to the extent such expenses are invoiced at least one Business Day prior to the proposed Agreement Effective Date.

SECTION 5. Reaffirmation. Each of the Borrower, Parent and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as modified by the Second Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the guarantees of the Loan Parties contained in the Guarantee Agreement and the grants of security interests by the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect in respect of, and to secure, the Secured Obligations.

SECTION 6. Credit Agreement. Except as expressly set forth herein, this Agreement (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Agreement Effective Date, any reference in the Loan Documents to the Second Amendment shall mean the Existing Second Amendment as modified hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and, for the avoidance of doubt, any breach of this Agreement by the Borrower or the Parent shall constitute an Event of Default.

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SECTION 7. Applicable Law; Waiver of Jury Trial.

(a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8. Counterparts; Amendment; Effectiveness.

(a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Lenders party hereto.

(b) The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include any electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each, an “Electronic Signature”), and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the Borrower (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Loan Parties, electronic images of this Agreement (including with respect to any signature pages hereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of this Agreement based solely on the lack of paper original copies of this Agreement, including with respect to any signature pages hereto.

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SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement to the extent required under Section 9.03 of the Credit Agreement.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICAN AXLE & MANUFACTURING, INC. AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
By
/s/ Shannon J. Curry
Name: Shannon J. Curry
Title: Vice President & Treasurer

[Signature Page to Agreement]

Solely with respect to the provisions of Section 5 hereof:

AAM International Holdings, Inc.
Auburn Hills Manufacturing, Inc.
Oxford Forge, Inc.
Colfor Manufacturing, Inc.
AccuGear, Inc.
MSP Industries Corporation
Metaldyne Performance Group Inc.
MPG Holdco I Inc.
Metaldyne BSM, LLC
Metaldyne M&A Bluffton, LLC
Metaldyne Powertrain Components, Inc.
Metaldyne Sintered Ridgway, LLC
Metaldyne SinterForged Products, LLC
Punchcraft Machining and Tooling, LLC
HHI FormTech, LLC
Jernberg Industries, LLC
Impact Forge Group, LLC
ASP HHI Holdings, Inc.
ASP HHI Acquisition Co., Inc.
ASP MD Holdings, Inc.
MD Investors Corporation
Metaldyne, LLC
Gear Design and Manufacturing, LLC
AAM Powder Metal Components, Inc.
ASP Grede Intermediate Holdings LLC
HHI Holdings, LLC
Rochester Manufacturing, LLC
AAM Casting Corp.

By
/s/ Shannon J. Curry
Name: Shannon J. Curry
Title: Vice President & Treasurer

[Signature Page to Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By
/s/ Gene Riego De Dios
Name: Gene Riego De Dios
Title: Executive Director

[Signature Page to Agreement]

LENDERS

SIGNATURE PAGE TO THE AGREEMENT AMENDING THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

BANK OF AMERICA, N.A.

By
/s/ Brian Lukehart
Name: Brian Lukehart
Title: Managing Director

[Signature Page to Agreement]

LENDERS

SIGNATURE PAGE TO THE AGREEMENT AMENDING THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Barclays Bank PLC

By
/s/ Robert Walsh
Name: Robert Walsh
Title: Assistant Vice President

For institutions that require a second signature:

By

Name:
Title:

[Signature Page to Agreement]

LENDERS

SIGNATURE PAGE TO THE AGREEMENT AMENDING THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

ROYAL BANK OF CANADA

By
/s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory

[Signature Page to Agreement]

LENDERS

SIGNATURE PAGE TO THE AGREEMENT AMENDING THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

CITIBANK, N.A.

By
/s/ Matthew Burke
Name: Matthew Burke
Title: Managing Director and Vice President

For institutions that require a second signature:

By

Name:
Title:

[Signature Page to Agreement]

LENDERS

SIGNATURE PAGE TO THE AGREEMENT AMENDING THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

BMO Harris Bank N.A.

By
/s/ Andrew Berryman
Name: Andrew Berryman
Title: Director

For institutions that require a second signature:

By

Name:
Title:

[Signature Page to Agreement]

LENDERS

SIGNATURE PAGE TO THE AGREEMENT AMENDING THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

PNC BANK, NATIONAL ASSOCIATION

By
/s/ Scott Neiderheide
Name: Scott Neiderheide
Title: Senior Vice President

[Signature Page to Agreement]

LENDERS

SIGNATURE PAGE TO THE AGREEMENT AMENDING THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

U.S. BANK NATIONAL ASSOCIATION

By
/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Senior Vice President

[Signature Page to Agreement]

LENDERS

SIGNATURE PAGE TO THE AGREEMENT AMENDING THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

CITIZENS BANK, NATIONAL ASSOCIATION

By
/s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President

[Signature Page to Agreement]

LENDERS

SIGNATURE PAGE TO THE AGREEMENT AMENDING THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

MIZUHO BANK, LTD.

By
/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

[Signature Page to Agreement]

LENDERS

SIGNATURE PAGE TO THE AGREEMENT AMENDING THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

The Huntington National Bank

By
/s/ Steven J. McCormack
Name: Steven J. McCormack
Title: Senior Vice President

For institutions that require a second signature:

By N/A

Name:
Title:

[Signature Page to Agreement]

LENDERS

SIGNATURE PAGE TO THE AGREEMENT AMENDING THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

KEYBANK NATIONAL ASSOCIATION

By
/s/ Brian P. Fox
Name: Brian P. Fox
Title: Senior Vice President

[Signature Page to Agreement]

LENDERS

SIGNATURE PAGE TO THE AGREEMENT AMENDING THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

HSBC BANK USA, NATIONAL ASSOCIATION

By
/s/ Kyle Patterson
Name: Kyle Patterson
Title: Senior Vice President

[Signature Page to Agreement]